UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 16, 2007 (July 10, 2007)

Travelport Limited

(Exact name of Registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

400 Interpace Parkway Building A Parsippany, NJ 07054
(Address of principal executive office)

Registrant’s telephone number, including area code (973) 939-1000

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.

On July 10, 2007, we announced that we and Worldspan, L.P. received antitrust clearance from the U.S. Federal Trade Commission relating to the previously announced acquisition of Worldspan by Travelport.  The closing of the transaction remains subject to clearance by the European Commission.  In addition, we announced that we remain optimistic that the pending EC approval will be concluded in time to permit the transaction to close in the third quarter of 2007.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01           Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press Release dated July 10, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

	By:	/s/ Eric J. Bock
Eric J. Bock
Executive Vice President, General Counsel and
Corporate Secretary

Date: July 16, 2007

TRAVELPORT LIMITED

CURRENT REPORT ON FORM 8-K

Report Dated July 16, 2007 (June 10, 2007)

EXHIBIT INDEX

99.1           Press Release dated July 10, 2007.